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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 ------------

                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)  September 27, 1996



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)


         Delaware                  0-16102                   59-2840783
(State or Other Jurisdiction      Commission              (I.R.S. Employer
    or Incorporation or           file number              Identification
      Organization)                                            Number)


              1000 Crawford Place, Mt. Laurel, New Jersey  08054
                   (Address of principal executive offices)

                                (609) 235-6009
             (Registrant's telephone number, including area code)
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Item 2.    Acquisition or Disposition of Assets.
------------------------------------------------

     On September 27, 1996, the Registrant consummated the acquisition of Super Kwik, Inc., a New Jersey Corporation ("Super Kwik") and Waste Maintenance Services, Inc., a New Jersey Corporation ("Maintenance") pursuant to the terms of an Agreement of Merger dated July 29, 1996, among the Registrant, Super Kwik, Maintenance, and Willard and Glen Miller (the "Shareholders"). The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Merger Agreement which is filed herewith as an exhibit.

     Pursuant to the Agreement of Merger, Super Kwik and Maintenance were merged into NHD, Inc., a wholly owned subsidiary of the Registrant, resulting in the Shareholders receiving 2,307,692 shares of the Registrant's common stock in exchange for all issued and outstanding shares of Super Kwik and Maintenance. The 2,307,692 shares of the Registrant's common stock were valued at $6.50 per share (the closing price of the Registrant's common stock on the business day five (5) days prior to the closing date), representing aggregate consideration of $15,000,000. No cash was paid to the Shareholders for the acquisition of the shares of Super Kwik and Maintenance. The acquisition is to be accounted for using the "pooling of interest" method of accounting. The Registrant has agreed to register the stock under the Securities Act of 1933 within ninety (90) days of the date of closing pursuant to the terms of the Registration Rights Agreement dated September 27, 1996, which is filed herewith as an exhibit.

     At the date of closing the Agreement of Merger, approximately $5,000,000 of indebtedness of Super Kwik and Maintenance was outstanding.

     The merger includes all the assets and liabilities relating to the operation of Super Kwik and Maintenance. The acquired assets were used by the Shareholders in the waste collection and disposal business. The Registrant intends to continue to use the acquired assets for this purpose. The Shareholders, Willard and Glen Miller, were hired by the Registrant as President and Vice-President respectively, to oversee the Super Kwik and Maintenance Operations.
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Item 7.    Combined Financial Statements, Pro Forma
           Financial Information, and Exhibits
           -----------------------------------

(a)  Combined financial statements of businesses acquired.
     It is impracticable to provide the required financial statements of Super Kwik, Inc. and Waste Maintenance Services, Inc. at the time of the filing of this report. The required financial statements of Super Kwik, Inc. and Waste Maintenance Services, Inc. will be filed within sixty (60) days.

(b)  Pro forma financial information.
     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within sixty (60) days.



(c)  Exhibits.

 .    10.1  Agreement of Merger dated July 29, 1996, between Eastern
           Environmental Services, Inc. and Super Kwik, Inc., Waste Maintenance Services, Inc., Willard Miller and Glen Miller.

 .    10.2  Registration Rights Agreement dated September 27, 1996 between
           Eastern Environmental Services, Inc. and Willard Miller. (Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registrations Rights Agreement, which is substantially identical in all material respects except as to the Party thereto, between the Registrant and Glen Miller is not being filed.)


                                   Signature
                                   ---------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EASTERN ENVIRONMENTAL SERVICES, INC.


Date: October 11, 1996                  By:  /s/ Louis D. Paolino, Jr.
                                           -------------------------------
                                             Louis D. Paolino, Jr.
                                             President
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                                 EXHIBIT INDEX


Exhibit
  No.      Description
-------    -----------

10.1 Agreement of Merger dated July 29, 1996, between Eastern Environmental Services, Inc. and Super Kwik, Inc., Waste Maintenance Services, Inc., Willard Miller and Glen Miller.

10.2 Registration Rights Agreement, dated September 27, 1996 between Eastern Environmental Services, Inc. and Willard Miller. (Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Registration Rights Agreement, which is substantially identical in all material respects except as to the party thereto, between the Registrant and Glen Miller is not being filed.)